Stockholders' Equity	12 Months Ended
Dec. 31, 2018
Equity [Abstract]
Stockholders' Equity

17 Stockholders’ Equity

The share capital of the Company as of December 31, 2018 and 2017 consists of 1,076,257,500 authorized shares, including 430,503,000 authorized shares of common stock, and 645,754,500 authorized but unissued shares of preferred stock.

On November 16, 2018, the Company, as authorized by the June 2018 AGM, cancelled 5% (representing 17,300,143 shares) of the issued number of NXP shares. As a result, the number of issued NXP shares as per November 16, 2018 is 328,702,719 shares. At December 31, 2018, the Company has issued and paid up 328,702,719 shares (2017: 346,002,862 shares) of common stock each having a par value of €0.20 or a nominal stock capital of €66 million (2017: €69 million).

Cash dividends

On September 10, 2018, NXP announced the initiation of a Quarterly Dividend Program under which the company will pay a regular quarterly cash dividend. Accordingly, interim dividends of $0.25 per ordinary share were paid on October 5, 2018 and January 7, 2019.

Share-based awards

The Company has granted share-based awards to the members of our board of directors, management team, our other executives, selected other key employees/talents of NXP and selected new hires to receive the Company’s shares in the future. See note 8, “Share-based Compensation”.

Treasury shares

From time to time, last on June 22, 2018, the General Meeting of Shareholders authorize the Board of Directors to repurchase shares of our common stock. On that basis, for the first time in 2011 and latest effective November 1, 2018, the Board of Directors executed various share repurchase programs. In accordance with the Company’s policy to provide share-based awards from its treasury share inventory, shares which have been repurchased and are held in treasury for delivery upon exercise of options and under restricted and performance share programs, are accounted for as a reduction of stockholders’ equity. Treasury shares are recorded at cost, representing the market price on the acquisition date. When issued, shares are removed from treasury shares on a first-in, first-out (FIFO) basis.

Differences between the cost and the proceeds received when treasury shares are reissued, are recorded in capital in excess of par value. Deficiencies in excess of net gains arising from previous treasury share issuances are charged to retained earnings.

The following transactions took place resulting from employee option and share plans:

	2018	2017	2016
Total shares in treasury at beginning of year	3,078,470	10,609,980	3,998,982
Total cost	342	915	342
Shares acquired under repurchase program	54,376,181	2,522,589	15,537,868
Average price in $ per share	92.07	113.36	82.36
Amount paid	5,006	286	1,280
Shares delivered	4,241,487	10,054,099	8,926,870
Average price in $ per share	107.75	85.42	79.25
Amount received	39	233	115
Shares retired	17,300,143	-	-
Total shares in treasury at end of year	35,913,021	3,078,470	10,609,980
Total cost	3,238	342	915

Shareholder tax on repurchased shares

Under Dutch tax law, the repurchase of a company’s shares by an entity domiciled in the Netherlands results is a taxable event. The tax on the repurchased shares is attributed to the shareholders, with NXP making the payment on the shareholders’ behalf. As such, the tax on the repurchased shares is accounted for within stockholders’ equity.